UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2013

Date of reporting period:	August 1, 2012 — January 31, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PNRAX

Putnam Research Fund

Semiannual report 1|31|13

A world of investing.™

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Research
Fund

Semiannual report
1 | 31 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Consider these risks before investing: Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The prices of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company or industry.

Message from the Trustees

Dear Fellow Shareholder:

Stock markets around the world have continued to show strength into 2013, with the S&P 500 Index delivering its best January return since 1997. Investors witnessed several positive developments, including the U.S. fiscal cliff bill that Congress passed on January 1, 2013; the improving employment and housing situations; a more stable Europe; and China’s “soft landing” and positive growth.

Today’s market environment is one of slow and steady improvement, but uncertainties linger. Questions remain about potential economic fallout from the upcoming debt ceiling and budget sequestration debates in the United States. And the sovereign debt situation in Europe, while stabilized, is far from resolved.

At Putnam, our investment team is focused on actively managing risk and pursuing returns in today’s volatile global market. As always, it is important to rely on the guidance of your financial advisor to help you manage your investment portfolio in accordance with your goals and risk tolerance.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Building a portfolio of best ideas

Research is at the heart of investing. Whether it is undertaken by Wall Street firms or by Putnam’s in-house analysts, research is used by investment managers to assess whether a company’s stock is undervalued, overvalued, or on target at its current price.

One approach to determining a company’s worth is to measure its tangible assets, such as physical plants or inventory. Other measures of worth are less quantifiable and may involve the evaluation of the company’s long-term competitive advantage, the expertise of its management team, or the success of its research and development efforts.

Analysts consider these factors along with financial yardsticks such as the price-to-earnings ratio and earnings growth. By digging deep into the information available, analysts work to develop a set of expectations about the financial and competitive health of a specific company versus other firms in the industry — both in the United States and across the broader global marketplace. Of course, there is no foolproof way to uncover all information about a company, and surprises can always occur.

Putnam’s equity analysts gather information from on-site interviews with company management and through meetings with sources who are able to provide additional information about the company’s true worth and likely future direction.

By including Putnam Research Fund as part of a diversified portfolio, you are investing in what we like to call a “best ideas” fund: It represents the select stock picks of Putnam’s large-cap equity analysts, incorporated into a single portfolio that can include both growth- and value-style stocks.

Putnam’s research analysts specialize in sectors and industries

Consumer staples Broadcasting, lodging/tourism, department stores, retail, electronics, food, household goods, homebuilding, restaurants

Energy Integrated oil and gas, drilling, exploration, equipment, services

Financials Banking, brokerage, consumer finance, insurance, real estate investment trusts, mortgage finance

Health care Biotechnology, equipment, pharmaceuticals, services

Industrials Aerospace and defense, construction and farm machinery, electrical components, office services

Technology Computer hardware/software, semiconductors, services

Materials Gold, metals, paper products/packaging, specialty chemicals, steel

Telecommunications Alternative carriers, wireless services

Utilities Electric utilities, gas utilities, independent power producers

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1.00% may have applied to redemptions (including exchanges into another fund) of shares purchased before January 2, 2013, and held for 7 days or less. No short-term trading fee applies to shares purchased on or after January 2, 2013. To obtain most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4	Research Fund

Interview with your fund’s portfolio manager

Putnam Research Fund surpassed its benchmark for the six-month period ended January 31, 2013. What was the primary factor driving this result?

Nearly all of the fund’s outperformance relative to its benchmark, the S&P 500 Index, came from stock selection. While nearly every sector in the broad equity market experienced positive performance, our process of emphasizing what we consider the best stock ideas served the fund well across all sectors.

Did the fund’s performance benefit from any notable market trends?

As the period progressed, stocks of some of the largest “mega-cap” U.S. companies — companies with market capitalizations of around $200 billion — began to underperform large-, midsize-, and small-company stocks. This marked a shift in investor sentiment from a bias toward “safety-trade” stocks to a greater level of comfort with investments with higher perceived risk. This development was broadly positive for the fund because it holds benchmark-relative underweights to some of the largest-company stocks.

In addition, valuation played a positive role for the fund, as cheaper stocks — which the fund favors — began to outperform more expensive stocks. While this is generally true over the long term, it had not been the case for sustained periods over the past few years.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/13. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

Research Fund	5

Lastly, over the past year and longer we have seen a gradual lessening of uncertainty regarding Europe’s sovereign debt situation, and this trend continued through the semi-annual period. A positive development for global markets has been Europe’s significant fiscal healing, as the deficits for some of the most indebted eurozone countries were halved between 2010 and 2013.

In addition, labor markets in Europe outside Germany have become more competitive, which we believe has improved the prospects for economic growth in a number of European countries and offset some of the impact of fiscal austerity on the general populace. As Europe’s outlook continued to brighten during the period, equities around the globe tended to perform better.

What is your assessment of U.S. corporate health?

Our outlook is quite positive, particularly in the wake of fourth-quarter 2012 earnings strength. Notably, earnings were weak in the third quarter, but in October and November we believed that many companies were poised for an earnings reacceleration by year-end. That largely played out as we expected. In addition, corporate outlooks for 2013 are generally optimistic, particularly as companies hope to capitalize on pent-up demand and typically appear more willing to make capital expenditures to expand their businesses.

Another factor that we believe supports stronger U.S. corporate health is the lessening of concerns over the economic climate in Europe and economic growth in China. With strong corporate fundamentals and improving macroeconomic data, we think U.S. companies may be in a good position to perform well over the course of 2013.

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Research Fund

Which holdings or strategies were top contributors to the fund’s performance?

The top contributor for the period was the stock of solar-facility maker First Solar, which in the fund’s prior fiscal year had been the largest detractor from returns. We maintained a meaningful exposure to the company, however, on the strength of our positive assessment of its prospects for a turnaround. Indeed, we thought the company’s pipeline of projects was promising enough to suggest that the market had drastically underestimated the stock’s potential. Toward period-end, we trimmed this position, locking in profits for the fund.

The second-largest contributor was our underweight position in Coca-Cola relative to the benchmark. As I mentioned earlier, the market began to move away from more defensive, higher-quality, mega-cap companies during the past six months, and Coca-Cola shares lost value due to that trend.

Other contributors included the fund’s positions in Citigroup and JPMorgan. Overall, the financials sector performed well during the period. Many large banks continued to repair their balance sheets, even as they saw a resumption of loan growth and a decline in the amount of their non-performing loans. Consequently, earnings in the sector began to normalize while perceived risks declined in intensity.

Which holdings or strategies held fund performance back?

The fund had an underweight position in financial bellwether Goldman Sachs, which did not help the fund relative to the benchmark as the company performed well. In general, our analysis of opportunities in the

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 1/31/13. Short-term holdings are excluded. Holdings will vary over time.

Research Fund	7

financials sector led us to emphasize other companies, in this case at the expense of the size of our exposure to Goldman Sachs.

Our decision not to hold the stock of Home Depot also hurt the fund’s benchmark-relative performance. We have a positive assessment of the housing market’s potential — where we see signs that a rebound is already underway — and the fund is exposed to the housing sector through investment in other companies. However, we missed out on what proved to be a strong improvement in Home Depot’s stock price as the housing market made steps toward recovery during the period and businesses tied to home renovations grew.

Software and professional health-care services provider Allscripts Healthcare Solutions was the third-largest detractor from returns. The company is one of the largest players in the area of digital medical records, but had experienced turmoil in its management ranks and downward pressure on earnings over the course of 2012. During the fund’s reporting period, the market eagerly received news that the company was considering a leveraged buyout with private equity firms, but hopes were dashed and the stock sold off when those plans were abandoned. We sold the stock before period-end.

What is your outlook for equities?

As of the start of February 2013, some market observers wonder whether the stock market has reached a peak. The S&P 500 Index is in the neighborhood of 1500, a key confidence level last seen in 2007 and 2000. In other words, we are at the top of a trading range that is more than a decade long, and some are wondering, where do we go from here? We feel positive about the market’s ability to climb higher for a couple of reasons. First, company earnings per share have grown substantially since 2007 and 2000.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are represented as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Research Fund

Second, price-to-earnings ratios have largely compressed relative to these earlier periods, which suggests that stocks are generally cheaper than they were during the market’s prior peaks.

On the plus side, we note that a number of economic indicators are below their peak levels and, we believe, may be poised for sustained improvement. Housing and autos as a percentage of U.S. GDP, capital expenditures, employment, and inventories are all at or below what we consider mid-cycle levels, which suggests the possibility for continued expansion. Combined with unsteady but gradual improvements in Europe (Italy, for example, still presents certain unique risks), we feel the outlook for improving economic fundamentals in the United States suggests we could be facing a multi-year period of healthy economic growth, which would bode well for stocks.

Having said that, we do not expect market strength to progress in a straight line. Eventually, the United States will need to make its advance with less Federal Reserve easing and may face an environment of higher interest rates. In addition, the threat of geopolitical conflict hovers over certain flash points around the globe. For these reasons, the one- to two-year outlook looks good to us, though we expect volatility from different sources to occasionally cause market unease.

Thank you, Aaron, for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Aaron M. Cooper is Director of Global Equity Research at Putnam. He holds an A.B. from Harvard University. A CFA charterholder, he joined Putnam in 2011 and has been in the investment industry since 1999.

In addition to Aaron, your fund’s managers are Kelsey Chen, Ph.D.; Steven W. Curbow; Neil P. Desai; Ferat Ongoren; and Walter D. Scully.

IN THE NEWS

Mixed signals are coming from the U.S. economy. On the positive side, the unemployment rate continues to tick down, the housing sector is recovering, and the stock market has reached multi-year highs. But uncertainty remains. The nation’s GDP was essentially flat in the fourth quarter of 2012, after several consecutive quarters of expansion. A precipitous drop in military spending contributed to the slowdown, and many questions remain about government spending and its impact on GDP going forward. Consumer confidence recently dropped following the tax increases resulting from the fiscal cliff resolution, as people anticipate the pinch of less take-home pay. The next few months should provide clearer direction for the markets on government spending and the resilience of the recovery.

Research Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2013, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/13

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(10/2/95)		(6/15/98)		(2/1/99)		(6/15/98)		(1/21/03)	(4/4/00)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	7.21%	6.84%	6.37%	6.37%	6.40%	6.40%	6.67%	6.45%	6.94%	7.41%

10 years	90.60	79.65	76.58	76.58	76.59	76.59	81.18	74.91	85.88	95.21
Annual average	6.66	6.03	5.85	5.85	5.85	5.85	6.12	5.75	6.40	6.92

5 years	25.31	18.08	20.55	18.55	20.63	20.63	22.12	17.81	23.71	26.80
Annual average	4.62	3.38	3.81	3.46	3.82	3.82	4.08	3.33	4.35	4.86

3 years	46.65	38.21	43.26	40.26	43.36	43.36	44.33	39.30	45.45	47.68
Annual average	13.61	11.39	12.73	11.94	12.76	12.76	13.01	11.68	13.30	13.88

1 year	17.11	10.37	16.17	11.17	16.14	15.14	16.45	12.41	16.74	17.31

6 months	11.38	4.96	10.95	5.95	10.93	9.93	11.05	7.17	11.21	11.53

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

A short-term trading fee of 1.00% may have applied to redemptions (including exchanges into another fund) of shares purchased before January 2, 2013, and held for 7 days or less. No short-term trading fee applies to shares purchased on or after January 2, 2013.

10	Research Fund

Comparative index returns For periods ended 1/31/13

		Lipper Large-Cap Core
	S&P 500 Index	Funds category average*

Annual average (life of fund)	7.57%	6.99%

10 years	114.48	104.62
Annual average	7.93	7.35

5 years	21.51	16.23
Annual average	3.97	2.99

3 years	48.71	41.15
Annual average	14.14	12.14

1 year	16.78	15.62

6 months	9.91	10.76

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 1/31/13, there were 957, 937, 860, 755, 496, and 151 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 1/31/13

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.189		$0.056	$0.067	$0.103		$0.154	$0.233

Capital gains	—		—	—	—		—	—

Total	$0.189		$0.056	$0.067	$0.103		$0.154	$0.233

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

7/31/12	$16.35	$17.35	$15.34	$15.38	$15.74	$16.31	$16.26	$16.45

1/31/13	18.01	19.11	16.96	16.99	17.37	18.00	17.92	18.10

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Research Fund	11

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(10/2/95)		(6/15/98)		(2/1/99)		(6/15/98)		(1/21/03)	(4/4/00)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	6.95%	6.59%	6.12%	6.12%	6.15%	6.15%	6.42%	6.20%	6.69%	7.16%

10 years	76.12	65.99	63.25	63.25	63.31	63.31	67.48	61.56	71.91	80.62
Annual average	5.82	5.20	5.02	5.02	5.03	5.03	5.29	4.91	5.57	6.09

5 years	11.52	5.13	7.32	5.32	7.37	7.37	8.81	5.03	10.16	12.92
Annual average	2.20	1.01	1.42	1.04	1.43	1.43	1.70	0.99	1.95	2.46

3 years	34.74	26.97	31.63	28.63	31.65	31.65	32.70	28.05	33.75	35.74
Annual average	10.45	8.28	9.59	8.75	9.60	9.60	9.89	8.59	10.18	10.72

1 year	17.60	10.85	16.70	11.70	16.66	15.66	17.06	12.94	17.28	17.87

6 months	7.76	1.59	7.38	2.38	7.36	6.36	7.56	3.82	7.70	7.92

See the discussion following the Fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended 7/31/12	1.25%	2.00%	2.00%	1.75%	1.50%	1.00%

Annualized expense ratio for the
six-month period ended 1/31/13	1.21%	1.96%	1.96%	1.71%	1.46%	0.96%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

12	Research Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from August 1, 2012, to January 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.45	$10.42	$10.42	$9.10	$7.77	$5.12

Ending value (after expenses)	$1,113.80	$1,109.50	$1,109.30	$1,110.50	$1,112.10	$1,115.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended January 31, 2013, use the following calculation method. To find the value of your investment on August 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.16	$9.96	$9.96	$8.69	$7.43	$4.89

Ending value (after expenses)	$1,019.11	$1,015.32	$1,015.32	$1,016.59	$1,017.85	$1,020.37

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Research Fund	13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14	Research Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2013, Putnam employees had approximately $364,000,000 and the Trustees had approximately $87,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Research Fund	15

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16	Research Fund

The fund’s portfolio 1/31/13 (Unaudited)

COMMON STOCKS (97.9%)*	Shares	Value

Aerospace and defense (5.2%)
Boeing Co. (The)	10,024	$740,473

Embraer SA ADR (Brazil)	25,569	843,010

General Dynamics Corp.	22,560	1,495,728

Honeywell International, Inc.	41,766	2,850,112

L-3 Communications Holdings, Inc.	20,400	1,548,768

Northrop Grumman Corp. S	17,497	1,138,005

Precision Castparts Corp.	2,480	454,832

Raytheon Co.	6,283	330,988

Rockwell Collins, Inc.	4	236

United Technologies Corp. S	23,933	2,095,813

		11,497,965
Air freight and logistics (0.6%)
FedEx Corp. S	4,839	490,917

United Parcel Service, Inc. Class B	10,211	809,630

		1,300,547
Auto components (1.4%)
American Axle & Manufacturing Holdings, Inc. † S	13,171	153,837

BorgWarner, Inc. †	1,220	90,500

Johnson Controls, Inc.	92,413	2,873,120

		3,117,457
Automobiles (0.5%)
Ford Motor Co.	70,939	918,660

General Motors Co. †	1,713	48,118

Tesla Motors, Inc. † S	5,850	219,434

		1,186,212
Beverages (1.2%)
Beam, Inc.	14,899	913,905

Coca-Cola Enterprises, Inc.	52,701	1,837,684

		2,751,589
Biotechnology (1.5%)
Amgen, Inc.	9,407	803,922

Celgene Corp. † S	18,557	1,836,401

Gilead Sciences, Inc. †	19,888	784,582

		3,424,905
Building products (0.6%)
Fortune Brands Home & Security, Inc. †	33,219	1,087,590

Owens Corning, Inc. †	8,195	341,486

		1,429,076
Capital markets (1.9%)
Ameriprise Financial, Inc.	4,833	320,525

Apollo Global Management, LLC Class A	2,990	66,587

BlackRock, Inc.	884	208,872

Blackstone Group LP (The)	7,625	141,063

Charles Schwab Corp. (The) S	32,179	531,919

Franklin Resources, Inc.	2,706	370,397

Goldman Sachs Group, Inc. (The)	2,698	398,926

Invesco, Ltd.	11,183	304,737

KKR & Co. LP	9,834	165,998

Morgan Stanley	43,312	989,679

State Street Corp.	11,763	654,611

		4,153,314

Research Fund	17

COMMON STOCKS (97.9%)* cont.	Shares	Value

Chemicals (2.4%)
Agrium, Inc. (Canada)	3,200	$363,168

Albemarle Corp. S	3,180	194,966

Celanese Corp. Ser. A	5,070	237,682

Dow Chemical Co. (The)	26,200	843,640

Eastman Chemical Co.	7,994	568,773

FMC Corp.	3,820	234,815

Intrepid Potash, Inc. S	7,600	177,080

LyondellBasell Industries NV Class A	12,750	808,605

Monsanto Co.	12,650	1,282,078

Mosaic Co. (The)	5,551	339,999

Tronox, Ltd. Class A S	11,187	211,994

		5,262,800
Commercial banks (2.2%)
Comerica, Inc.	2,072	71,194

Fifth Third Bancorp	20,251	329,889

PNC Financial Services Group, Inc.	3,489	215,620

Regions Financial Corp.	37,151	289,035

U.S. Bancorp	48,625	1,609,488

Wells Fargo & Co.	69,305	2,413,893

		4,929,119
Commercial services and supplies (0.9%)
ADT Corp. (The)	8,955	425,363

Iron Mountain, Inc.	1,774	60,689

Republic Services, Inc.	13,027	415,431

Tyco International, Ltd.	39,845	1,204,514

		2,105,997
Communications equipment (1.8%)
Cisco Systems, Inc.	71,103	1,462,589

F5 Networks, Inc. †	6,047	634,209

Qualcomm, Inc.	30,270	1,998,728

		4,095,526
Computers and peripherals (5.4%)
Apple, Inc.	15,798	7,192,987

EMC Corp. †	98,194	2,416,554

Hewlett-Packard Co. S	38,703	638,987

NetApp, Inc. † S	9,209	331,524

SanDisk Corp. † S	26,738	1,336,633

		11,916,685
Construction and engineering (0.1%)
KBR, Inc.	6,369	198,840

		198,840
Consumer finance (0.5%)
American Express Co.	5,466	321,455

Capital One Financial Corp.	4,734	266,619

Discover Financial Services	12,992	498,763

SLM Corp.	1,235	20,859

		1,107,696
Containers and packaging (0.1%)
Sealed Air Corp.	6,880	128,794

		128,794

18	Research Fund

COMMON STOCKS (97.9%)* cont.	Shares	Value

Diversified financial services (5.0%)
Bank of America Corp.	212,973	$2,410,854

Citigroup, Inc.	74,517	3,141,637

CME Group, Inc. S	7,415	428,884

IntercontinentalExchange, Inc. †	664	92,130

JPMorgan Chase & Co.	88,820	4,178,981

Moody’s Corp.	11,363	622,920

Nasdaq OMX Group, Inc. (The)	5,504	155,873

		11,031,279
Diversified telecommunication services (2.2%)
AT&T, Inc.	64,085	2,229,517

Verizon Communications, Inc.	58,548	2,553,278

		4,782,795
Electric utilities (2.1%)
American Electric Power Co., Inc. S	15,904	720,292

Duke Energy Corp.	8,592	590,614

Edison International	13,679	659,191

FirstEnergy Corp.	21,281	861,668

NextEra Energy, Inc. S	15,661	1,128,375

PPL Corp.	18,371	556,458

Southern Co. (The)	2,472	109,337

		4,625,935
Electrical equipment (0.2%)
Eaton Corp PLC	9,313	530,375

		530,375
Electronic equipment, instruments, and components (0.1%)
TE Connectivity, Ltd.	5,094	198,055

		198,055
Energy equipment and services (2.8%)
Cameron International Corp. †	11,400	721,734

Halliburton Co.	37,100	1,509,228

McDermott International, Inc. † S	15,120	184,010

Nabors Industries, Ltd. †	35,700	595,119

Oil States International, Inc. †	3,600	279,288

Petrofac, Ltd. (United Kingdom)	25,597	664,976

Schlumberger, Ltd.	27,500	2,146,375

		6,100,730
Food and staples retail (1.5%)
Costco Wholesale Corp.	4,623	473,118

CVS Caremark Corp.	9,550	488,960

Kroger Co. (The)	23,413	648,540

Wal-Mart Stores, Inc. S	20,304	1,420,265

Walgreen Co. S	8,497	339,540

		3,370,423
Food products (1.8%)
Archer Daniels-Midland Co. S	12,900	368,037

Dean Foods Co. †	3,039	55,644

General Mills, Inc.	9,951	417,345

H.J. Heinz Co.	605	36,681

Hershey Co. (The) S	5,252	417,271

Hillshire Brands Co.	7,167	222,034

Hormel Foods Corp.	2,298	79,534

Research Fund	19

COMMON STOCKS (97.9%)* cont.	Shares	Value

Food products cont.
JM Smucker Co. (The)	1,898	$168,220

Kellogg Co.	1,853	108,401

Kraft Foods Group, Inc.	10,868	502,319

McCormick & Co., Inc. Class A (Non Voting Shares)	1	62

Mead Johnson Nutrition Co. S	6,161	468,236

Mondelez International, Inc. Class A	33,138	920,905

Tyson Foods, Inc. Class A	4,831	106,862

WhiteWaves Foods Co. Class A †	2,946	47,696

		3,919,247
Health-care equipment and supplies (2.0%)
Abbott Laboratories	20,163	683,122

Baxter International, Inc.	13,166	893,181

Boston Scientific Corp. †	28,626	213,836

CareFusion Corp. †	11,076	343,799

Covidien PLC	12,446	775,884

Intuitive Surgical, Inc. †	340	195,289

Medtronic, Inc.	6,047	281,790

St. Jude Medical, Inc. S	12,744	518,681

Zimmer Holdings, Inc. S	6,249	466,175

		4,371,757
Health-care providers and services (2.3%)
Aetna, Inc. S	12,425	599,258

Air Methods Corp. S	10,663	466,186

Catamaran Corp. †	11,664	605,245

CIGNA Corp.	2,661	155,243

Express Scripts Holding Co. †	17,417	930,416

Humana, Inc.	10,492	780,185

Tenet Healthcare Corp. †	9,350	363,061

UnitedHealth Group, Inc.	22,948	1,266,959

		5,166,553
Hotels, restaurants, and leisure (2.0%)
Las Vegas Sands Corp.	5,847	323,047

McDonald’s Corp.	21,227	2,022,721

Norwegian Cruise Line Holdings, Ltd. †	8,170	215,443

Penn National Gaming, Inc. † S	9,057	440,714

Starbucks Corp.	12,527	703,015

Wyndham Worldwide Corp.	14,096	786,416

		4,491,356
Household durables (0.4%)
M.D.C. Holdings, Inc.	6,186	243,234

M/I Homes, Inc. † S	8,058	219,500

PulteGroup, Inc. † S	15,883	329,413

		792,147
Household products (1.6%)
Colgate-Palmolive Co.	4,034	433,131

Procter & Gamble Co. (The)	42,644	3,205,123

		3,638,254
Independent power producers and energy traders (0.6%)
Calpine Corp. †	37,474	739,362

NRG Energy, Inc. S	22,904	549,696

		1,289,058

20	Research Fund

COMMON STOCKS (97.9%)* cont.	Shares	Value

Insurance (4.0%)
ACE, Ltd. S	6,970	$594,750

Aflac, Inc. S	14,111	748,730

Allstate Corp. (The)	11,910	522,849

American International Group, Inc. †	24,882	941,286

Aon PLC S	6,491	374,790

Assured Guaranty, Ltd.	23,231	421,178

Berkshire Hathaway, Inc. Class B †	15,996	1,550,492

Chubb Corp. (The)	6,154	494,228

Hartford Financial Services Group, Inc. (The) S	18,993	471,026

Marsh & McLennan Cos., Inc. S	12,290	436,049

MetLife, Inc.	23,819	889,401

Prudential Financial, Inc.	6,366	368,464

Travelers Cos., Inc. (The)	8,040	630,818

XL Group PLC S	14,448	400,499

		8,844,560
Internet and catalog retail (1.4%)
Amazon.com, Inc. †	7,429	1,972,400

HomeAway, Inc. † S	10,856	260,218

Priceline.com, Inc. †	1,351	926,070

		3,158,688
Internet software and services (2.6%)
eBay, Inc. †	28,075	1,570,235

Facebook, Inc. Class A †	18,456	571,582

Google, Inc. Class A †	4,851	3,665,852

		5,807,669
IT Services (2.9%)
Alliance Data Systems Corp. †	489	77,066

Cognizant Technology Solutions Corp. †	8,848	691,737

Computer Sciences Corp.	15,137	632,727

Fidelity National Information Services, Inc.	20,599	764,429

IBM Corp.	9,545	1,938,303

Visa, Inc. Class A	14,440	2,280,220

		6,384,482
Leisure equipment and products (0.4%)
Hasbro, Inc. S	21,289	795,570

		795,570
Life sciences tools and services (0.5%)
Agilent Technologies, Inc. S	8,062	361,016

Thermo Fisher Scientific, Inc.	10,081	727,243

		1,088,259
Machinery (0.8%)
Joy Global, Inc.	7,863	496,706

Navistar International Corp. † S	12,860	335,517

Pall Corp.	1,394	95,210

Parker Hannifin Corp. S	2,306	214,389

Stanley Black & Decker, Inc.	6,485	498,243

Xylem, Inc.	2,797	78,120

		1,718,185
Media (3.8%)
Comcast Corp. Class A	64,617	2,460,615

DIRECTV †	4,215	215,555

Research Fund	21

COMMON STOCKS (97.9%)* cont.	Shares	Value

Media cont.
DISH Network Corp. Class A	38,449	$1,432,994

News Corp. Class A	43,826	1,215,733

Time Warner, Inc.	23,324	1,178,328

Viacom, Inc. Class B	14,368	867,109

Walt Disney Co. (The)	19,821	1,067,955

		8,438,289
Metals and mining (0.7%)
Barrick Gold Corp. (Canada)	4,361	139,203

Freeport-McMoRan Copper & Gold, Inc. Class B (Indonesia)	19,225	677,681

Kinross Gold Corp. (Canada)	12,462	102,562

Newmont Mining Corp.	1,433	61,562

Nucor Corp. S	7,007	322,392

Pretium Resources, Inc. (Canada) †	3,701	41,300

Walter Energy, Inc. S	2,815	105,703

Xstrata PLC (United Kingdom)	3,672	68,808

		1,519,211
Multi-utilities (0.3%)
Dominion Resources, Inc.	4,139	223,961

PG&E Corp.	5,190	221,302

Sempra Energy	3,172	238,059

		683,322
Multiline retail (1.4%)
Dollar General Corp. †	15,308	707,536

Macy’s, Inc.	19,975	789,212

Nordstrom, Inc. S	13,553	748,532

Target Corp.	12,615	762,072

		3,007,352
Oil, gas, and consumable fuels (8.3%)
Anadarko Petroleum Corp.	21,642	1,731,793

CONSOL Energy, Inc.	4,736	148,426

EXCO Resources, Inc. S	17,041	109,233

Exxon Mobil Corp.	81,558	7,337,773

Marathon Oil Corp.	50,385	1,693,440

Noble Energy, Inc.	11,988	1,292,187

Occidental Petroleum Corp.	15,585	1,375,688

PBF Energy, Inc. † S	4,800	160,320

Royal Dutch Shell PLC ADR (United Kingdom)	17,324	1,221,688

Southwestern Energy Co. † S	40,465	1,387,950

Spectra Energy Corp.	20,800	577,824

Suncor Energy, Inc. (Canada)	39,782	1,353,384

		18,389,706
Paper and forest products (0.5%)
International Paper Co.	15,120	626,270

MeadWestvaco Corp.	12,069	378,363

		1,004,633
Pharmaceuticals (6.4%)
AbbVie, Inc. †	41,937	1,538,669

Actavis, Inc. †	10,003	864,159

Auxilium Pharmaceuticals, Inc. †	31,535	580,244

Bristol-Myers Squibb Co.	11,953	431,981

Eli Lilly & Co.	32,911	1,766,992

22	Research Fund

COMMON STOCKS (97.9%)* cont.	Shares	Value

Pharmaceuticals cont.
Johnson & Johnson S	48,625	$3,594,360

Merck & Co., Inc.	53,550	2,316,038

Pfizer, Inc.	110,057	3,002,355

Zoetis, Inc. †	3,380	87,880

		14,182,678
Professional services (0.1%)
Verisk Analytics, Inc. Class A †	5,690	313,860

		313,860
Real estate investment trusts (REITs) (2.3%)
American Tower Corp. Class A R	16,137	1,228,833

Apartment Investment & Management Co. Class A R	2,371	64,681

AvalonBay Communities, Inc. R	1,825	236,867

Boston Properties, Inc. R	2,461	259,094

Equity Residential Trust R	5,240	290,244

HCP, Inc. R	7,375	342,126

Health Care REIT, Inc. R	4,170	262,043

Host Hotels & Resorts, Inc. R	11,798	198,088

Kimco Realty Corp. R S	6,644	137,996

Plum Creek Timber Co., Inc. R	2,650	127,677

Prologis, Inc. R	7,548	301,165

Public Storage R	2,355	362,505

Simon Property Group, Inc. R	4,959	794,333

Ventas, Inc. R	4,829	320,114

Vornado Realty Trust R	2,765	233,532

		5,159,298
Real estate management and development (—%)
CBRE Group, Inc. Class A †	4,938	106,562

		106,562
Semiconductors and semiconductor equipment (2.1%)
ASML Holding NV ADR (Netherlands) S	3,829	287,520

Broadcom Corp. Class A	2,145	69,605

First Solar, Inc. † S	5,479	154,398

Intel Corp. S	56,202	1,182,490

Lam Research Corp. †	13,089	538,481

Texas Instruments, Inc. S	43,676	1,444,802

Xilinx, Inc.	24,683	900,683

		4,577,979
Software (3.0%)
Microsoft Corp.	94,931	2,607,755

Oracle Corp.	62,585	2,222,393

Red Hat, Inc. †	4,832	268,466

Salesforce.com, Inc. †	2,527	434,973

Symantec Corp. †	20,068	436,880

VMware, Inc. Class A † S	9,675	739,944

		6,710,411
Specialty retail (1.6%)
AutoZone, Inc. † S	1,353	500,204

Bed Bath & Beyond, Inc. † S	21,042	1,235,165

Best Buy Co., Inc. S	5,925	96,341

CarMax, Inc. †	4,037	159,139

Lowe’s Cos., Inc.	13,978	533,820

Research Fund	23

COMMON STOCKS (97.9%)* cont.	Shares	Value

Specialty retail cont.
Staples, Inc. S	12,141	$163,661

TJX Cos., Inc. (The)	20,520	927,094

		3,615,424
Textiles, apparel, and luxury goods (0.6%)
Coach, Inc.	11,377	580,227

Michael Kors Holdings, Ltd. (Hong Kong) †	5,385	302,260

NIKE, Inc. Class B	6,665	360,243

		1,242,730
Tobacco (3.2%)
Altria Group, Inc. S	56,154	1,891,267

Lorillard, Inc.	6,549	255,869

Philip Morris International, Inc.	56,002	4,937,131

		7,084,267
Water utilities (0.1%)
American Water Works Co., Inc.	7,040	269,491

		269,491

Total common stocks (cost $197,448,310)		$217,017,112

CONVERTIBLE PREFERRED STOCKS (0.2%)*	Shares	Value

United Technologies Corp. $3.75 cv. pfd.	6,584	$374,893

Total convertible preferred stocks (cost $329,200)		$374,893

PURCHASED EQUITY OPTIONS	Expiration	Contract
OUTSTANDING (—%)*	date/strike	amount	Value

General Dynamics Corp. (Call)	Feb-13/$75.00	46,310	$2

Total purchased equity options outstanding (cost $17,598)			$2

SHORT-TERM INVESTMENTS (15.9%)*	Principal amount/shares	Value

U.S. Treasury Bills with effective yields ranging from 0.158%
to 0.159%, February 7, 2013	$419,000	$418,989

U.S. Treasury Bills with effective yields ranging from 0.128%
to 0.131%, January 9, 2014 #	160,000	159,795

Putnam Cash Collateral Pool, LLC 0.18% [d]	30,491,811	30,491,811

Putnam Money Market Liquidity Fund 0.10% L	4,247,665	4,247,665

Total short-term investments (cost $35,318,266)		$35,318,260

TOTAL INVESTMENTS

Total investments (cost $233,113,374)		$252,710,267

24	Research Fund

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2012 through January 31, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $221,700,609.

† Non-income-producing security.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $46,509 to cover certain derivatives contracts.

FORWARD CURRENCY CONTRACTS at 1/31/13 (aggregate face value $1,884,291) (Unaudited)

		Contract	Delivery		Aggregate	Unrealized
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse International

	Euro	Sell	2/20/13	$1,931,379	$1,884,291	$(47,088)

Total						$(47,088)

FUTURES CONTRACTS OUTSTANDING at 1/31/13 (Unaudited)

	Number of		Expiration	Unrealized
	contracts	Value	date	appreciation

S&P 500 Index (Long)	5	$1,866,625	Mar-13	$60,106

Total				$60,106

Research Fund	25

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$29,845,225	$—	$—

Consumer staples	20,763,780	—	—

Energy	24,490,436	—	—

Financials	35,331,828	—	—

Health care	28,234,152	—	—

Industrials	19,094,845	—	—

Information technology	39,690,807	—	—

Materials	7,915,438	—	—

Telecommunication services	4,782,795	—	—

Utilities	6,867,806	—	—

Total common stocks	217,017,112	—	—

Convertible preferred stocks	374,893	—	—

Purchased equity options outstanding	—	2	—

Short-term investments	4,247,665	31,070,595	—

Totals by level	$221,639,670	$31,070,597	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(47,088)	$—

Futures contracts	60,106	—	—

Totals by level	$60,106	$(47,088)	$—

The accompanying notes are an integral part of these financial statements.

26	Research Fund

Statement of assets and liabilities 1/31/13 (Unaudited)

ASSETS

Investment in securities, at value, including $29,831,920 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $198,373,898)	$217,970,791
Affiliated issuers (identified cost $34,739,476) (Notes 1 and 6)	34,739,476

Foreign currency (cost $4) (Note 1)	3

Dividends, interest and other receivables	272,685

Receivable for shares of the fund sold	65,889

Receivable for investments sold	3,474,974

Total assets	256,523,818

LIABILITIES

Payable for investments purchased	3,692,818

Payable for shares of the fund repurchased	148,709

Payable for compensation of Manager (Note 2)	105,494

Payable for custodian fees (Note 2)	15,213

Payable for investor servicing fees (Note 2)	50,323

Payable for Trustee compensation and expenses (Note 2)	127,600

Payable for administrative services (Note 2)	2,136

Payable for distribution fees (Note 2)	59,581

Payable for variation margin (Note 1)	2,500

Unrealized depreciation on forward currency contracts (Note 1)	47,088

Collateral on securities loaned, at value (Note 1)	30,491,811

Other accrued expenses	79,936

Total liabilities	34,823,209

Net assets	$221,700,609

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$318,838,909

Distributions in excess of net investment income (Note 1)	(529,746)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(116,218,518)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	19,609,964

Total — Representing net assets applicable to capital shares outstanding	$221,700,609

(Continued on next page)

Research Fund	27

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($186,332,825 divided by 10,348,229 shares)	$18.01

Offering price per class A share (100/94.25 of $18.01)*	$19.11

Net asset value and offering price per class B share ($10,136,956 divided by 597,688 shares)**	$16.96

Net asset value and offering price per class C share ($10,988,848 divided by 646,724 shares)**	$16.99

Net asset value and redemption price per class M share ($3,769,889 divided by 216,979 shares)	$17.37

Offering price per class M share (100/96.50 of $17.37)*	$18.00

Net asset value, offering price and redemption price per class R share
($163,461 divided by 9,121 shares)	$17.92

Net asset value, offering price and redemption price per class Y share
($10,308,630 divided by 569,429 shares)	$18.10

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

28	Research Fund

Statement of operations Six months ended 1/31/13 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $6,930)	$2,494,128

Interest (including interest income of $2,818 from investments in affiliated issuers) (Note 6)	20,947

Securities lending (Note 1)	68,433

Total investment income	2,583,508

EXPENSES

Compensation of Manager (Note 2)	612,489

Investor servicing fees (Note 2)	311,001

Custodian fees (Note 2)	20,668

Trustee compensation and expenses (Note 2)	11,147

Distribution fees (Note 2)	347,887

Administrative services (Note 2)	3,724

Other	77,232

Total expenses	1,384,148

Expense reduction (Note 2)	(6,817)

Net expenses	1,377,331

Net investment income	1,206,177

Net realized gain on investments (Notes 1 and 3)	9,817,494

Net realized gain on futures contracts (Note 1)	146,033

Net realized loss on foreign currency transactions (Note 1)	(111,256)

Net realized gain on written options (Notes 1 and 3)	17,615

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(66,548)

Net unrealized appreciation of investments and futures contracts during the period	12,153,701

Net gain on investments	21,957,039

Net increase in net assets resulting from operations	$23,163,216

The accompanying notes are an integral part of these financial statements.

Research Fund	29

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 1/31/13*	Year ended 7/31/12

Operations:
Net investment income	$1,206,177	$1,602,400

Net realized gain on investments
and foreign currency transactions	9,869,886	7,250,915

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	12,087,153	3,762,180

Net increase in net assets resulting from operations	23,163,216	12,615,495

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(1,963,228)	(1,593,744)

Class B	(35,048)	—

Class C	(43,464)	(17,573)

Class M	(22,486)	(15,382)

Class R	(1,696)	(1,057)

Class Y	(122,596)	(63,770)

Increase in capital from settlement payments	—	24,032

Redemption fees (Note 1)	13	297

Decrease from capital share transactions (Note 4)	(9,588,999)	(19,769,035)

Total increase (decrease) in net assets	11,385,712	(8,820,737)

NET ASSETS

Beginning of period	210,314,897	219,135,634

End of period (including distributions in excess of net
investment income of $529,746 and undistributed net
investment income of $452,595, respectively)	$221,700,609	$210,314,897

* Unaudited

The accompanying notes are an integral part of these financial statements.

30	Research Fund

This page left blank intentionally.

Research Fund	31

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From						Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	From	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	return of capital	distributions	fees [e]	reimbursements	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)

Class A
January 31, 2013 **	$16.35	.10	1.75	1.85	(.19)	—	(.19)	—	—	$18.01	11.38 *	$186,333	.61 *	.60 *	45 *
July 31, 2012	15.51	.13	.85	.98	(.14)	—	(.14)	—	— [e,h]	16.35	6.37	178,021	1.26	.85	108
July 31, 2011	13.08	.08	2.41	2.49	(.08)	—	(.08)	—	.02 [f]	15.51	19.24	183,969	1.23	.53	99
July 31, 2010	11.59	.07	1.53	1.60	(.10)	(.01)	(.11)	—	—	13.08	13.80	184,136	1.26 [d]	.53 [d]	106
July 31, 2009	13.99	.11	(2.41) [g]	(2.30)	(.10)	—	(.10)	—	—	11.59	(16.26) [g]	179,816	1.18 [d]	1.04 [d]	130
July 31, 2008	16.74	.08	(2.78)	(2.70)	(.05)	—	(.05)	—	—	13.99	(16.16)	271,560	1.24 [d]	.51 [d]	119

Class B
January 31, 2013 **	$15.34	.04	1.64	1.68	(.06)	—	(.06)	—	—	$16.96	10.95 *	$10,137	.99 *	.22 *	45 *
July 31, 2012	14.54	.01	.79	.80	—	—	—	—	— [e,h]	15.34	5.50	10,441	2.01	.11	108
July 31, 2011	12.28	(.03)	2.27	2.24	—	—	—	—	.02 [f]	14.54	18.40	14,078	1.98	(.21)	99
July 31, 2010	10.87	(.02)	1.43	1.41	— [e]	— [e]	— [e]	—	—	12.28	12.99	18,522	2.01 [d]	(.20) [d]	106
July 31, 2009	13.09	.03	(2.25) [g]	(2.22)	—	—	—	—	—	10.87	(16.96) [g]	27,769	1.93 [d]	.31 [d]	130
July 31, 2008	15.73	(.04)	(2.60)	(2.64)	—	—	—	—	—	13.09	(16.78)	65,767	1.99 [d]	(.24) [d]	119

Class C
January 31, 2013 **	$15.38	.04	1.64	1.68	(.07)	—	(.07)	—	—	$16.99	10.93 *	$10,989	.99 *	.22 *	45 *
July 31, 2012	14.60	.01	.79	.80	(.02)	—	(.02)	—	— [e,h]	15.38	5.51	10,525	2.01	.10	108
July 31, 2011	12.33	(.03)	2.28	2.25	—	—	—	—	.02 [f]	14.60	18.41	11,443	1.98	(.22)	99
July 31, 2010	10.94	(.03)	1.45	1.42	(.03)	— [e]	(.03)	—	—	12.33	12.97	10,736	2.01 [d]	(.22) [d]	106
July 31, 2009	13.17	.03	(2.26) [g]	(2.23)	—	—	—	—	—	10.94	(16.93) [g]	10,874	1.93 [d]	.29 [d]	130
July 31, 2008	15.83	(.04)	(2.62)	(2.66)	—	—	—	—	—	13.17	(16.80)	16,486	1.99 [d]	(.24) [d]	119

Class M
January 31, 2013 **	$15.74	.06	1.67	1.73	(.10)	—	(.10)	—	—	$17.37	11.05 *	$3,770	.86 *	.35 *	45 *
July 31, 2012	14.94	.05	.81	.86	(.06)	—	(.06)	—	— [e,h]	15.74	5.78	3,692	1.76	.35	108
July 31, 2011	12.59	— [e]	2.34	2.34	(.01)	—	(.01)	—	.02 [f]	14.94	18.77	4,084	1.73	.03	99
July 31, 2010	11.17	— [e]	1.47	1.47	(.05)	— [e]	(.05)	—	—	12.59	13.19	3,961	1.76 [d]	.03 [d]	106
July 31, 2009	13.44	.05	(2.30) [g]	(2.25)	(.02)	—	(.02)	—	—	11.17	(16.69) [g]	4,254	1.68 [d]	.54 [d]	130
July 31, 2008	16.11	— [e]	(2.67)	(2.67)	—	—	—	—	—	13.44	(16.57)	7,030	1.74 [d]	.01 [d]	119

Class R
January 31, 2013 **	$16.26	.08	1.73	1.81	(.15)	—	(.15)	—	—	$17.92	11.21 *	$163	.73 *	.47 *	45 *
July 31, 2012	15.44	.09	.84	.93	(.11)	—	(.11)	—	— [e,h]	16.26	6.06	176	1.51	.60	108
July 31, 2011	13.02	.04	2.42	2.46	(.06)	—	(.06)	—	.02 [f]	15.44	19.06	143	1.48	.28	99
July 31, 2010	11.55	.04	1.52	1.56	(.08)	(.01)	(.09)	—	—	13.02	13.47	102	1.51 [d]	.28 [d]	106
July 31, 2009	13.92	.09	(2.40) [g]	(2.31)	(.06)	—	(.06)	—	—	11.55	(16.51) [g]	103	1.43 [d]	.77 [d]	130
July 31, 2008	16.65	.04	(2.76)	(2.72)	(.01)	—	(.01)	—	—	13.92	(16.34)	101	1.49 [d]	.27 [d]	119

Class Y
January 31, 2013 **	$16.45	.12	1.76	1.88	(.23)	—	(.23)	—	—	$18.10	11.53 *	$10,309	.48 *	.71 *	45 *
July 31, 2012	15.62	.17	.83	1.00	(.17)	—	(.17)	—	— [e,h]	16.45	6.54	7,461	1.01	1.10	108
July 31, 2011	13.16	.12	2.44	2.56	(.12)	—	(.12)	—	.02 [f]	15.62	19.66	5,418.98		.77	99
July 31, 2010	11.66	.10	1.54	1.64	(.13)	(.01)	(.14)	—	—	13.16	14.05	3,802	1.01 [d]	.78 [d]	106
July 31, 2009	14.10	.14	(2.43) [g]	(2.29)	(.15)	—	(.15)	—	—	11.66	(16.04) [g]	3,838	.93 [d]	1.30 [d]	130
July 31, 2008	16.88	.12	(2.80)	(2.68)	(.10)	—	(.10)	—	—	14.10	(15.96)	5,026	.99 [d]	.76 [d]	119

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

32	Research Fund	Research Fund	33

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to July 31, 2010 certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund.

As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

July 31, 2010	0.03%

July 31, 2009	0.27

July 31, 2008	0.03

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC), which amounted to $0.02 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

g Reflects a non-recurring litigation payment received by the fund from Tyco International, Ltd. which amounted to the following amounts per share outstanding on March 13, 2009:

Per share

Class A	$0.15

Class B	0.14

Class C	0.14

Class M	0.14

Class R	0.15

Class Y	0.15

This payment resulted in an increase to total returns of 1.08% for the year ended July 31, 2009.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Canadian Imperial Holdings, Inc./CIBC World Markets Corp. which amounted to less than $0.01 per share outstanding on November 29, 2011.

The accompanying notes are an integral part of these financial statements.

34	Research Fund

Notes to financial statements 1/31/13 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2012 through January 31, 2013.

Putnam Research Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing mainly in common stocks (growth or value stocks or both) of large U.S. companies that Putnam Management believes have favorable investment potential. The fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management also may consider other factors Putnam Management believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A short-term trading fee of 1.00% may have applied to redemptions (including exchanges into another fund) of shares purchased before January 2, 2013 and held for 7 days or less. The short-term trading fee was accounted for as an addition to paid-in-capital. For shares purchased on or after January 2, 2013, this short-term trading fee no longer applies.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Research Fund	35

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own and to enhance the return on securities owned.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are

36	Research Fund

included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers. Certain options contracts include premiums that do not settle until the expiration date of the contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average contract amount, see Note 5.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average number of contracts, see Note 5.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average contract amount, see Note 5.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average notional amount, see Note 5.

Research Fund	37

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $47,088 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $29,831,920 and the fund received cash collateral of $30,491,811.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or

38	Research Fund

unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At July 31, 2012, the fund had a capital loss carryover of $124,979,912 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration

$74,176,197	N/A	$74,176,197	July 31, 2017

50,803,715	N/A	50,803,715	July 31, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $234,156,131, resulting in gross unrealized appreciation and depreciation of $24,560,934 and $6,006,798, respectively, or net unrealized appreciation of $18,554,136.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,

0.660%	of the next $5 billion,	0.490%	of the next $50 billion,

0.610%	of the next $10 billion,	0.480%	of the next $100 billion and

0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal

Research Fund	39

year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$262,296	Class R	279

Class B	14,777	Class Y	12,845

Class C	15,476	Total	$311,001

Class M	5,328

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $292 under the expense offset arrangements and by $6,525 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $164, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares,

40	Research Fund

respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$228,196	Class M	13,904

Class B	51,432	Class R	481

Class C	53,874	Total	$347,887

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $5,640 and $184 from the sale of class A and class M shares, respectively, and received $5,245 and $48 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $92,536,644 and $103,166,013, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written equity option	Written equity option
	contract amounts	premiums

Written options outstanding at the
beginning of the reporting period	—	$—

Options opened	165,333	43,863
Options exercised	—	—
Options expired	—	—
Options closed	(165,333)	(43,863)

Written options outstanding at the
end of the reporting period	—	$—

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 1/31/13		Year ended 7/31/12

Class A	Shares	Amount	Shares	Amount

Shares sold	229,166	$3,940,334	883,571	$13,393,161

Shares issued in connection with
reinvestment of distributions	110,509	1,878,645	102,076	1,516,848

	339,675	5,818,979	985,647	14,910,009

Shares repurchased	(882,529)	(15,154,541)	(1,952,537)	(30,160,307)

Net decrease	(542,854)	$(9,335,562)	(966,890)	$(15,250,298)

Research Fund	41

	Six months ended 1/31/13		Year ended 7/31/12

Class B	Shares	Amount	Shares	Amount

Shares sold	29,525	$476,561	72,068	$1,036,832

Shares issued in connection with
reinvestment of distributions	2,122	34,023	—	—

	31,647	510,584	72,068	1,036,832

Shares repurchased	(114,678)	(1,843,942)	(359,641)	(5,191,775)

Net decrease	(83,031)	$(1,333,358)	(287,573)	$(4,154,943)

	Six months ended 1/31/13		Year ended 7/31/12

Class C	Shares	Amount	Shares	Amount

Shares sold	23,998	$391,922	28,943	$410,694

Shares issued in connection with
reinvestment of distributions	2,561	41,134	1,165	16,355

	26,559	433,056	30,108	427,049

Shares repurchased	(64,356)	(1,042,087)	(129,521)	(1,877,317)

Net decrease	(37,797)	$(609,031)	(99,413)	$(1,450,268)

	Six months ended 1/31/13		Year ended 7/31/12

Class M	Shares	Amount	Shares	Amount

Shares sold	1,987	$32,958	11,467	$166,644

Shares issued in connection with
reinvestment of distributions	1,356	22,269	1,063	15,253

	3,343	55,227	12,530	181,897

Shares repurchased	(20,955)	(346,660)	(51,413)	(761,834)

Net decrease	(17,612)	$(291,433)	(38,883)	$(579,937)

	Six months ended 1/31/13		Year ended 7/31/12

Class R	Shares	Amount	Shares	Amount

Shares sold	2,216	$37,924	2,955	$45,116

Shares issued in connection with
reinvestment of distributions	100	1,696	71	1,057

	2,316	39,620	3,026	46,173

Shares repurchased	(4,015)	(71,052)	(1,444)	(22,560)

Net increase (decrease)	(1,699)	$(31,432)	1,582	$23,613

	Six months ended 1/31/13		Year ended 7/31/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	162,467	$2,822,441	163,207	$2,552,634

Shares issued in connection with
reinvestment of distributions	7,118	121,639	4,215	62,934

	169,585	2,944,080	167,422	2,615,568

Shares repurchased	(53,613)	(932,263)	(60,956)	(972,770)

Net increase	115,972	$2,011,817	106,466	$1,642,798

42	Research Fund

Note 5: Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Purchased equity option contracts (number of contracts)	20,000

Written equity option contracts (number of contracts)	—*

Futures contracts (number of contracts)	5

Forward currency contracts (contract amount)	$1,900,000

* For the reporting period, the transaction volume was minimal.

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	—	$—	Payables	$47,088

Receivables, Net
assets — Unrealized
Equity contracts	appreciation	60,108*	—	—

Total		$60,108		$47,088

* Includes cumulative appreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for			Forward
as hedging instruments under			currency
ASC 815	Options	Futures	contracts	Total

Foreign exchange contracts	$—	$—	$(110,854)	$(110,854)

Equity contracts	89,872	146,033	—	235,905

Total	$89,872	$146,033	$(110,854)	$125,051

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for			Forward
as hedging instruments under			currency
ASC 815	Options	Futures	contracts	Total

Foreign exchange contracts	$—	$—	$(66,601)	$(66,601)

Equity contracts	(17,596)	(5,629)	—	(23,225)

Total	$(17,596)	$(5,629)	$(66,601)	$(89,826)

Research Fund	43

Note 6: Transactions with affiliated issuer

Transactions during the reporting period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$4,337,767	$20,272,097	$20,362,199	$2,818	$4,247,665

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 8: New accounting pronouncement

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

44	Research Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Investment Sub-Advisor	Kenneth R. Leibler
The Putnam Advisory	Robert E. Patterson	Susan G. Malloy
Company, LLC	George Putnam, III	Vice President and
One Post Office Square	Robert L. Reynolds	Assistant Treasurer
Boston, MA 02109	W. Thomas Stephens
James P. Pappas
Marketing Services	Officers	Vice President
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	President	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Executive Vice President,
State Street Bank	Principal Executive Officer, and	Judith Cohen
and Trust Company	Compliance Liaison	Vice President, Clerk, and
Associate Treasurer
Legal Counsel	Steven D. Krichmar
Ropes & Gray LLP	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Manager, Assistant Clerk, and
	Robert T. Burns	Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Research Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

SA067
279425 3/13

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 28, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: March 28, 2013